EXPENSE AGREEMENT DATED AS OF JULY 31, 1996, AMONG AER FORCE COMMUNICATIONS B, L.P., A DELAWARE LIMITED PARTNERSHIP (THE "PARTNERSHIP"), AER FORCE COMMUNICATIONS INC., A NEW YORK CORPORATION (THE "GENERAL PARTNER"), AND LYNCH PCS CORPORATION F, A DELAWARE CORPORATION (THE "INITIAL LIMITED PARTNER").

         Whereas the Partnership, the General Partner and the Initial Limited partner want to set forth their agreement with respect to the organizational and initial operating expenses of the Partnership. Capitalized terms used herein but not otherwise defined shall have the meanings specified in the Partnership Agreement as in effect on the date hereof.

         1. ORGANIZATIONAL EXPENSES. If the Partnership is granted any PCS Licenses pursuant to the F-Block Auction, reasonable out-of-pocket expenses incurred in connection with the organization of the Partnership, the bidding on PCS Licenses (including Licenses not won) and the grant of the PCS Licenses (a) by the General Partner shall be deemed to be loans to the Partnership by the General Partner (up to a maximum of $10,000) ("General Partner Loans") from the date of grant of the PCS Licenses and shall have the same interest rate and maturity as loans from the Initial Limited Partner to the Partnership pursuant to the Loan Agreement expected to be entered into prior to the F-Block Auction (the
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"Initial  Limited  Partner  Loan  Agreement"),  and (b) by the  Initial  Limited
Partner shall deemed to be Supplemental Loans to the Partnership by the Initial Limited Partner (up to a maximum of $37,500 not including amounts loaned pursuant to the next succeeding sentence) pursuant to the Initial Limited Partner Loan Agreement from the date of grant of the PCS Licenses. The expenses of Latham & Watkins incurred by the Partnership in preparing and filing the Bid Application shall be funded by loans to the Partnership by the Initial Limited Partner which shall also be deemed to be such Supplemental Loans, which loans shall be forgiven if the Partnership is not granted any PCS Licenses. As used in this Agreement, "out-of-pocket expenses" shall not include any travel or entertainment expenses of any party hereto or their affiliates.

         2. INITIAL OPERATING EXPENSES. Reasonable out-of-pocket expenses for the initial operations of the Partnership (through the date of the execution by the Partnership of an Affiliation Agreement) incurred on behalf of the Partnership by the General Partner shall also be deemed to be General Partner Loans from the date paid (but not earlier than the date of grant of the PCS Licenses); provided, however, that reasonable out-of-pocket expenses (if approved by the Initial Limited Partner whose approval


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shall not be  unreasonably  withheld) for counsel fees to prepare an application on behalf of the Partnership to bid in the F-Block Auction and for accounting, tax return preparation, any taxes required to be paid by the Partnership, and (if required by the FCC, the Initial Limited Partner or any loan agreement with non-Affiliates) a formal audit shall be payable, upon demand, by the Partnership from its funds or the proceeds of Supplemental Loans (subject to the terms and limitations in the Initial Limited Partner Loan Agreement).

         3. OTHER EXPENSES. Except as provided herein or in the Initial Limited Partner Loan Agreement, or as otherwise hereafter agreed in writing signed by each of the parties hereto, each of the General Partner (both for itself and the Partnership) and the Initial Limited Partner shall bear its own expenses through the date of execution by the Partnership of an Affiliation Agreement.

         IN WITNESS WHEREOF, the parties have executed this Agreement as of date first above written.


AER FORCE COMMUNICATIONS B, L.P.                AER FORCE COMMUNICATIONS, INC.

By:      AER FORCE COMMUNICATIONS INC.          By:
         its General Partner                       ----------------------------
                                                   Victoria Kan
                                                   President
By:
   ----------------------------
   Victoria Kan                                 LYNCH PCS CORPORATION F
   President

                                                By:
                                                   ----------------------------
                                                   Robert E. Dolan
                                                   President